SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2001
Date of Report (Date of earliest event reported)

POINT WEST CAPITAL CORPORATION
( Exact name of registrant as specified in its charter)

Delaware	0-27736	94-3165263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 250, San Francisco, CA 94111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (415)394-9467

Item 5. Other Events

        On April 27,  2001 Point West Capital Corporation  issued a press release announcing results of the stockholder meeting and resignation of two Board Members.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

        99.1 Text of Press Release dated April 27,  2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

POINT WEST CAPITAL CORPORATION

By: /s/ John Ward Rotter
John Ward Rotter
Chief Executive Officer

Date: April 30, 2001

EXHIBIT INDEX

Exhibit Number	Document Description	Sequential Page Number
99.1	Text of Press Release dated April 27, 2001
5

FOR IMMEDIATE RELEASE
April 27, 2001

POINT WEST CAPITAL CORPORATION
ANNOUNCES RESULTS OF STOCKHOLDER MEETING AND
RESIGNATION OF TWO BOARD MEMBERS

                      SAN FRANCISCO- (April 27, 2001) Point West Capital Corporation (OTC BB Symbol: PWCC.OB) today announced that at the Company’s annual stockholders’ meeting held April 26, 2001, John Ward Rotter was re-elected a director for a three year term and the stockholders approved a proposed amendment to the Company's charter to effect a reverse stock split and to reduce the Company's authorized common stock. The Board of Directors has not yet decided whether to effect or abandon the charter amendment.

                    In addition, the Company today announced that Stephen Bow and Conrad Hewitt have resigned from the Board of Directors, effective today, for personal reasons.

(KEYWORD CALIFORNIA AND INDUSTRY KEYWORD: SPECIALTY FINANCE).

CONTACTS:     POINT WEST CAPITAL CORPORATION, SAN FRANCISCO.
              John Ward Rotter, 415-394-9469